SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:	☐ Confidential, for Use of
☐ Preliminary proxy statement	the Commission Only (as
☒ Definitive proxy statement	permitted by Rule 14a-6(e)(2)
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

NICOLET BANKSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)
Payment of filing fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

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(4) Date Filed:

[NICOLET BANKSHARES LOGO]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 17, 2005

To the Shareholders of Nicolet Bankshares, Inc.:

The 2005 Annual Meeting of Shareholders of Nicolet Bankshares, Inc. (the "Company") will be held at the Meyer Theatre, 117 South Washington Street, Green Bay, Wisconsin on Tuesday, May 17, 2005 at 5:00 p.m., for the purposes of:

(1)	Electing directors; and

(2)	Transacting any other business as properly may come before the Annual Meeting or any adjournments of the meeting.

The Board of Directors has set April 8, 2005 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as soon as possible. Returning your proxy will help ensure the greatest number of shareholders is present either in person or by proxy. If you attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the vote takes place.

By Order of the Board of Directors,

/s/ Robert B. Atwell
Chief Executive Officer
Nicolet Bankshares, Inc.

Green Bay, Wisconsin
April 19, 2005

Please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card in the postage-paid envelope. You can spare your company the expense of further proxy solicitation by returning your proxy card promptly.

2

NICOLET BANKSHARES, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 17, 2005

INTRODUCTION

Time and Place of the Meeting

The Company's Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the 2005 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 17, 2005 at 5:00 p.m. local time at the Meyer Theatre, 117 South Washington Street, Green Bay, Wisconsin and at any adjournment of the meeting.

Record Date and Mailing Date

The close of business on April 8, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about April 19, 2005.

Number of Shares Outstanding

As of the close of business on the Record Date, the Company had 30,000,000 shares of Common Stock, $.01 par value, authorized, of which 2,878,398 shares were outstanding. Each outstanding share is entitled to one vote on all matters to be presented at the meeting.

VOTING AT THE ANNUAL MEETING

Procedures for Voting by Proxy

The accompanying proxy card is for your use at the Annual Meeting if you are unable to attend in person or are able to attend but do not wish to vote in person. You should specify your choices with regard to the proposals on the proxy card. If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on your proxy card.

If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, the shares represented by your signed and dated proxy card will be voted FOR each of the proposals described in this Proxy Statement. If any nominee for election to the Board of Directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Executive Committee of the Board of Directors. Alternatively, the Board of Directors may operate with a vacancy or reduce the size of the Board after the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon the matters according to their judgment. The Board of Directors is not aware of any other business to be presented for a vote of the shareholders at the Annual Meeting.

Revoking Your Proxy

Returning your proxy does not affect your right to vote in person if you attend the Annual Meeting. You can revoke your proxy at any time before it is voted by delivering to Michael E. Daniels, Secretary of the Company, at 110 South Washington Street, Green Bay, Wisconsin 54301, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present at the meeting if a majority of the votes entitled to be cast are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected.

In the election of directors, you will have as many votes as the number of shares you own, multiplied by the number of directors (14) to be elected. When voting by proxy or in person at the Annual Meeting, you may do one of the following:

•
You may vote FOR all of the director nominees. If you wish to withhold authority as to certain nominees, however, you may do so by writing the name of the person or persons for whom you do not want to vote in the space provided on the proxy.

•	You may WITHHOLD AUTHORITY to vote for all or some of the director nominees, in which case none of those nominees will receive any of your votes.

•
You may CUMULATE all of your votes for one director nominee or distribute them among as many nominees as you choose. For example, the election of 14 directors entitles a shareholder who owns 100 shares of stock to 1,400 votes. That shareholder may vote all 1,400 votes for one director nominee or may allocate those votes among two or more of the nominees. If you wish to cumulate your votes, you must write "Cumulate For" in the space provided on the proxy and indicate the nominees for whom you wish to vote and the number of votes to be cast for each such nominee.

To be elected, a director nominee must receive more votes than any other nominee for the same seat on our Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. We do not know of any competing nominees.

Abstentions. A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on one or more other proposals are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. Broker votes are permitted in connection with uncontested elections of directors. As a result, broker non-votes will not exist in connection with the Annual Meeting unless a non-discretionary proposal is properly brought before the meeting.

In general, the approval of any matter (other than the election of directors) that may properly come before the Annual Meeting requires that more votes be cast in favor of the matter than against it. In such cases, abstentions and broker non-votes will have no effect on the approval of the proposal in question.

Solicitation of Proxies

The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL 1 - ELECTION OF DIRECTORS

Directors

At this Annual Meeting, the terms of the directors listed below will expire. The Board of Directors has nominated each of these directors to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one-year term that will expire at the 2006 Annual Meeting of Shareholders and upon the election and qualification of his or her successor. If any of the nominees should be unavailable to serve for any reason (which we do not anticipate), the Board of Directors may (1) designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), (2) allow the vacancy or vacancies to remain open pending the nomination of a suitable candidate or candidates, or (3) by resolution provide for a lesser number of directors.

The Board of Directors unanimously recommends that shareholders vote FOR the proposal to re-elect each of the director nominees listed below.

All of the directors listed below are also directors of Nicolet National Bank, a wholly-owned subsidiary of the Company ("Nicolet National"). Except as otherwise indicated, each of the named persons has been engaged in his or her present principal occupation for more than five years. The ages shown are as of December 31, 2004.

Name (Age)	Director Since	Positions and Business Experience

Robert B. Atwell (47)	2000
Chairman of the Company since 2002; President and chief executive officer of the Company and Nicolet National since 2000; previously employed by Associated Bank Green Bay from 1987 to 2000 in various capacities, most recently serving as executive vice president and senior lending officer.

Michael E. Daniels (40)	2000
Executive vice president and chief lending officer of Nicolet National since 2000 and Secretary of the Company since 2002; previously employed by Associated Bank Green Bay from 1995 to 2000 as senior vice president and metro group manager for business banking.

Wendell E. Ellsworth (64)	2000	Owner and chief executive officer, Algoma Hardwoods, Inc., Appalachian Door, LLC and Algoma Door, Inc., door manufacturers; and WEE Enterprises, a real estate company.
Deanna L. Favre (36)	2000	Chief executive officer, Favre Fourward Foundation, which supports disadvantaged and disabled children's causes.
Michael F. Felhofer (47)	2000	President, Candleworks of Door County, Inc., a candle manufacturer and retailer. Previously, advisor, Lang Candles, Ltd., a candle company.
James M. Halron (51)	2000	Co-owner, Halron Oil Company, Inc., a gas and oil distributor; co-owner of Halco Barge Lines, Inc, Halco Terminals, Inc., and Halron Brothers LLP, and Halron Partnership LLP, real estate partnerships.
Philip J. Hendrickson (84)	2000
Retired; former chairman, chief executive officer and president of KI Krueger International, a manufacturer of office, commercial, institutional and educational furniture. Also a director of Ariens Co., Brillion, Wisconsin and Trudell Trailer Co., DePere, Wisconsin.

Andrew F. Hetzel, Jr. (48)	2001	President/CEO of NPS Corp., a manufacturer and marketer of spill control and protective packaging products; managing member of Hetzel Enterprises LLC, a real estate company.
Donald J. Long, Jr. (47)	2000	Owner and president, Century Drill & Tool Co., Inc., an expediter of power tool accessories.

Name (Age)	Director Since	Positions and Business Experience

Susan L. Merkatoris (41)	2003
Owner and President of Susan L. Merkatoris, CPS, SC, a small business consulting firm; Co-owner Larboard Enterprises, LLC, a packing and shipping franchise doing business as The UPS Stores; Co-owner and Vice President, Midwest Stihl Inc., a distributor of Stihl power products; Previously Manager of Accounting and Finance, Claim Management Service, Inc.

Wade T. Micoley (44)	2000
Owner, Micoley and Company, a real estate brokerage; owner, Whirthington Estates, Inc., a real estate development company; owner, Tycore Built LLC, a residential and commercial contracting company; and owner, WM Development, a commercial and land development company.

Ronald C. Miller (67)	2000	Retired president and chief executive officer, Four Corporation, an automated welding equipment and custom fabricating/machining business.
Sandra A. Renard (65)	2001	President and owner, Renco Machine Company, Inc., a manufacturer of equipment for the paper making industry and foundries.
Robert J. Weyers (40)	2000
Co-owner, Weyers Group, a private equity investment firm, and Commercial Horizons, Inc., a commercial property development company, and director and partial equity owner of PBJ Holdings, LLC (see "Related Party Transactions").

Executive Officers

The Company's executive officers are Robert B. Atwell, Michael E. Daniels and Jacqui A. Engebos. Please see "Directors and Nominees" above for information relating to Messers. Atwell and Daniels. Ms. Engebos's biographical information appears below.

Jacqui A. Engebos has served as Nicolet National's Vice President and Chief Financial Officer since 2000 and has served in those capacities with the Company since its formation to serve as the bank's holding company in 2002. She was previously employed by Associated Bank Green Bay from 1986 to 2000, most recently as its Vice President and Chief Financial Officer.

Management Stock Ownership

The following table lists the number and percentage ownership of shares of common stock beneficially owned as of March 31, 2005 by each director and director nominee of the Company, each executive officer named in the Summary Compensation Table, all current executive officers and directors as a group and any persons known to management to own over five percent of the Company's outstanding common stock.

Information relating to beneficial ownership of Company common stock is based upon "beneficial owner" concepts set forth in rules under the Securities and Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power" or "investment power" over the security. Voting power includes the power to vote or to direct the voting of the security, and investment power includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

Name	Number of Shares	Percentage of Outstanding Shares[1]

Robert B. Atwell	104,600[2]	3.4
Michael E. Daniels	102,789[3]	3.3
Wendell E. Ellsworth	97,577[4]	3.1
Jacqui A. Engebos	25,000[5]	*
Deanna L. Favre	87,500[6]	2.8
Michael F. Felhofer	67,500[7]	2.2
James M. Halron	57,500[7]	1.8
Philip J. Hendrickson	105,000[8]	3.4
Andrew F. Hetzel, Jr.	101,000	3.2
Terrence J. Lemerond	117,500[7]	3.8
Donald J. Long, Jr.	71,900[7]	2.3
Susan L. Merkatoris	2,000[9]	*
Wade T. Micoley	107,450[10]	3.5
Ronald C. Miller	77,500[7]	2.5
Sandra A. Renard	101,000[11]	3.2
Robert J. Weyers	65,500[7]	2.1

All Directors and Executive Officers as a Group (16 persons)	1,291,316[12]	41.5
________________
*	Represents less than one percent.

1              For purposes of this table, percentages shown treat shares subject to exercisable warrants and options held by the indicated director or executive officer as if they were issued and outstanding.

2              Includes exercisable options to purchase 62,200 shares of common stock granted to Mr. Atwell under his employment agreement and an exercisable warrant for 7,500 shares granted to Mr. Atwell as an organizer of Nicolet National.

3              Includes 11,000 shares held jointly with his spouse, 2,420 shares held by minor children, 9,803 shares held in his spouse's IRA, an exercisable option to purchase 57,500 shares of common stock granted to Mr. Daniels under his employment agreement and an exercisable warrant for 7,500 shares granted to Mr. Daniels as an organizer of Nicolet National.

4              Includes 35,100 shares held jointly with his spouse, 16,000 shares held in trusts for the benefit of grandchildren and an exercisable warrant for 7,500 shares granted to Mr. Ellsworth as an organizer of Nicolet National.

5              Includes exercisable options to purchase 20,000 shares of common stock.

6              Includes 80,000 shares held jointly with her spouse and an exercisable warrant for 7,500 shares granted to Ms. Favre as an organizer of Nicolet National.

7              Includes an exercisable warrant for 7,500 shares granted to each organizer of Nicolet National.

8              Includes 75,000 shares held jointly with his spouse; 22,500 shares held in a trust for the benefit of his children, as to which his spouse serves as trustee; and an exercisable warrant for 7,500 shares granted to Mr. Hendrickson as an organizer of Nicolet National.

9              Includes 2,000 shares held jointly with her spouse.

10            Includes 70,550 shares held in a joint trust, 4,700 shares held in each of two children's names, 1,000 shares held in his spouse's IRA, and an exercisable warrant for 7,500 shares granted to Mr. Micoley as an organizer of Nicolet National.

11            Includes 100,000 shares held as trustee for a joint trust and exercisable options to purchase 1,000 shares of common stock.

12            Includes exercisable options to purchase 141,700 shares of common stock and 90,000 shares subject to exercisable warrants granted to the organizers of Nicolet National.

Meetings and Committees of the Board of Directors

Our Board of Directors conducts its business through meetings of the full Board and through committees. The Company's committees include an Audit Committee and an Administrative Committee. During 2004, the Board of Directors held 12 meetings, the Audit Committee held four meetings and the Administrative Committee held four meetings. Because all of our personnel are employed by Nicolet National and not by the Company, the Executive Committee of the Nicolet National Board of Directors determines the compensation for our executive officers.

Audit Committee. The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; pre-approving all audit and permissible non-audit services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees.

Audit Committee members are Susan L. Merkatoris, Sandra A. Renard and James M. Halron. Although the Company's stock is not listed on an exchange or traded on the Nasdaq Stock Market, each member of the Audit Committee meets the requirements for independence as defined by Nasdaq listing standards. In addition, Susan L. Merkatoris meets the criteria specified under applicable Securities and Exchange Commission ("SEC") regulations for an "audit committee financial expert."

Administrative Committee. The Administrative Committee is responsible for reviewing and administering our stock incentive plans, including making grants under those plans. Administrative Committee members are Donald J. Long, Jr., Andrew F. Hetzel, Jr., Wendell E. Ellsworth and Philip J. Hendrickson. Each is an independent director under standards promulgated by the Nasdaq Stock Market.

Executive Committee. The Nicolet National Executive Committee is authorized to exercise the Nicolet National Board of Directors' authority between board meetings, subject to specific limitations. It also determines the compensation to be paid to our executive officers and functions as a nominating committee to select nominees for election as directors of the Company. The Committee does not have a charter. The Committee will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section 2.6 of the Company's Bylaws. See "Director Nominations and Shareholder Communications" below.

Executive Committee members are Donald J. Long, Jr., Wendell E. Ellsworth, Philip J. Hendrickson, Andrew F. Hetzel, Jr., Robert B. Atwell and Michael E. Daniels. Messrs. Long, Ellsworth, Hendrickson and Hetzel are independent directors under standards promulgated by the Nasdaq Stock Market. Messrs. Atwell and Daniels abstain from the determination of their own compensation.

Director Compensation

Directors receive $200 for each Board meeting and $100 for each committee meeting attended.

On July 20, 2004, Susan L. Merkatoris received an option to purchase 3,000 shares of Company common stock at an exercise price of $15.00 per share, representing the fair market value on the date of grant. The options vest in three equal annual increments beginning on the one-year anniversary of the date of grant.

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company's 2004 audited consolidated financial statements.

•	The Committee has reviewed and discussed the Company's 2004 audited consolidated financial statements with the Company's management;

•
The Committee has discussed with the independent auditors, McGladrey & Pullen, LLP, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements; and

•
The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1, which relates to the auditor's independence from the corporation and its related entities, and has discussed with the auditors the auditors' independence from the Company.

March 21, 2005 Susan L. Merkatoris
  Sandra A. Renard
  James M. Halron

Fees Billed by McGladrey & Pullen

The following table sets forth the fees billed to the Company for the professional audit services of McGladrey & Pullen and fees billed for other services rendered by RSM McGladrey, Inc., an independently owned and managed affiliate of McGladrey & Pullen, for the last two fiscal years. McGladrey & Pullen was retained on May 20, 2003 to serve as the Company's independent auditor.

Fees	2004	2003
Audit fees (1)	$60,384	$47,427
Audit-related fees	0	0
Tax fees	0	0
All other fees	0	0
Total fees	$60,384	$47,427

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company's financial statements, review of financial statements included in the Company's quarterly reports, and review and assistance with review of other SEC filings.

                Representatives of McGladrey & Pullen are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table shows information concerning annual and long term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years indicated of our Chief Executive Officer and the other most highly compensated executive officers who served in such capacities as of December 31, 2004 and who earned over $100,000 in salary and bonus during 2004 (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options (# of shares)	All Other Compensation (2)

Robert B. Atwell	2004	$166,500	$86,580	- 0 -	- 0 -	$12,619
President and Chief	2003	$166,500	$99,900	- 0 -	- 0 -	$13,002
Executive Officer	2002	$166,500	$61,325	- 0 -	- 0 -	$12,586

Michael E. Daniels	2004	$141,500	$55,185	- 0 -	- 0 -	$1,702
Executive Vice President and	2003	$141,500	$63,675	- 0 -	- 0 -	$1,939
Chief Lending Officer	2002	$141,500	$50,175	- 0 -	- 0 -	$1,746

Jacqui A. Engebos	2004	$98,336	$15,000	- 0 -	- 0 -	$6,055
Vice President and	2003	$95,400	$21,481	- 0 -	- 0 -	$5,539
Chief Financial Officer	2002	$93,510	$15,000	- 0 -	- 0 -	$6,228
___________________

(1)	We have omitted information on "perks" and other personal benefits with an aggregate value below the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

(2)	Includes the following amounts in life insurance premiums and 401(k) Company contributions:

		Premiums	401(k) Match

Mr. Atwell	2004	$2,629	$9,990
	2003	$3,012	$9,990
	2002	$2,597	$9,989

Mr. Daniels	2004	$1,702	$-0-
	2003	$1,939	$-0-
	2002	$1,746	$-0-

Ms. Engebos	2004	$155	$5,900
	2003	$254	$5,285
	2002	$150	$6,078

Option Grants in Last Fiscal Year

The Named Executive Officers were not granted options in 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options (1)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert B. Atwell	9,300	$46,500	62,200	- 0 -	$319,700	$	- 0 -
Michael E. Daniels	-0-	-0-	57,500	- 0 -	295,550		- 0 -
Jacqui A. Engebos	-0-	-0-	20,000	- 0 -	102,800		- 0 -
___________________

(1)
Reflects information relating only to options held by the Named Executive Officers with exercise prices that were less than the market value of the Company's common stock ($15.14 per share) at December 31, 2004.

Employment Agreements

Robert B. Atwell. Effective April 7, 2000, Nicolet National entered into a three-year employment agreement with Robert B. Atwell regarding Mr. Atwell's employment as our president and chief executive officer. Under the terms of the agreement, Mr. Atwell receives a salary of $166,500 per year, plus benefits, and annual bonus compensation as determined by the Board of Directors. Nicolet National also granted Mr. Atwell an incentive stock option to purchase 30,000 shares and a nonqualified stock option to purchase 42,500 shares of our common stock at an exercise price of $10.00 per share. Mr. Atwell's options vested in equal one-third annual increments over a three-year period beginning on September 30, 2001.

Mr. Atwell's agreement automatically renews for an additional day each day after April 7, 2000, so that it always has a three-year term, unless either of the parties to the agreement gives notice of his or its intent not to renew the agreement. The agreement also provides various other benefits and subjects Mr. Atwell to non-compete restrictions. Additionally, under Mr. Atwell's agreement, we are obligated to pay Mr. Atwell his base salary for the following terminating events:

Terminating Event	Payment Obligation of Base Salary
Mr. Atwell becomes permanently disabled	Maximum of six months

Nicolet National terminates Mr. Atwell's employment without cause, as defined	Maximum of 12 months

Mr. Atwell terminates his employment for cause	Maximum of 12 months

Mr. Atwell terminates his employment within six months after a change of control, as defined	One and one-half times base salary and bonus

Michael E. Daniels. Effective April 7, 2000, Nicolet National entered into a three-year employment agreement with Michael E. Daniels regarding Mr. Daniels' employment as our executive vice president and chief lending officer. Under the terms of the agreement, Mr. Daniels receives a salary of $141,500 per year. Mr. Daniels also receives benefits and annual bonus compensation as determined by the Board of Directors. Nicolet National also granted Mr. Daniels an incentive stock option to purchase 30,000 shares and a nonqualified stock option to purchase 27,500 shares of our common stock at an exercise price of $10.00 per share. Mr. Daniels' options vested in equal one-third annual increments beginning on September 30, 2001.

Mr. Daniels' agreement automatically renews for an additional day each day after April 7, 2000, so that it always has a three-year term, unless any of the parties to the agreement gives notice of his or its intent not to renew the agreement. The agreement also provides various other benefits and subjects Mr. Daniels to non-compete restrictions. Additionally, under Mr. Daniels' agreement, we are obligated to pay Mr. Daniels his base salary under the same conditions and terms as described above for Mr. Atwell's employment agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2004, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

RELATED PARTY TRANSACTIONS

Directors, executive officers, principal shareholders of the Company and their affiliates have been customers of Nicolet National from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by Nicolet National to these persons are made (1) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, (2) do not involve more than the normal risk of collectibility or embody other unfavorable features, and (3) comply with specified quantitative limits imposed by federal laws and regulations.

One of our directors, Robert J. Weyers, is a director of, and holds a one-third ownership interest in, PBJ Holdings, LLC, a real estate development and investment firm. The Company has entered into a joint venture with PBJ Holdings, LLC in connection with the development of a site for the Bank's new headquarters facility. The joint venture involves a 50% investment of approximately $500,000 by the Company on standard commercial terms reached through arms-length negotiation, with Mr. Weyers abstaining from discussion or deliberations regarding the transaction in his capacity as a director of the Company and the Bank.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

Director Nominations. The Executive Committee functions as the nominating committee for the Board of Directors. The Committee has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the bank, and professionals in the financial services and other industries. Similarly, the Committee does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Committee deems relevant.

In accordance with the Company's bylaws, the Committee will consider shareholder nominations for directors that are made in writing and delivered between 14 and 50 days before a meeting at which directors are to be elected, although if less than 21 days notice of the meeting is provided to shareholders, the nomination must be delivered by the close of business on the seventh day after the date on which the notice was mailed. The nomination must state, to the extent known to the nominating shareholder: (i) the nominee's name, address and occupation; (ii) the total number of shares to be voted for the nominee; and (iii) the notifying shareholder's name, address and number of shares owned. Nominations not made in accordance with this procedure may be disregarded by the chair of the meeting at which the election is to be held.

Shareholder Proposals. Our bylaws require that the notice of a shareholder proposal describe: (i) the proposal and the reason it is being brought before the meeting; (ii) the proponent's name and address and the number of shares he or she beneficially owns; and (iii) any material interest of the proponent in the proposal. Because the Company anticipates that it will no longer be subject to SEC proxy rules at its next annual meeting of shareholders, SEC rules relating to the submission of shareholder proposals will not apply to the Company. The Company presently intends to address shareholder proposals as they are received and to evaluate the appropriateness of including them in the proxy statement or otherwise presenting them to shareholders on a case-by-case basis.

Shareholder Communications. Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and sending it to the Secretary of the Company at the Company's principal office, currently located at 110 South Washington Street, Green Bay, Wisconsin 54301. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

Green Bay, Wisconsin
April 19, 2005
___________

The Company's Annual Report to Shareholders, which includes audited financial statements for the Company, has been mailed to shareholders of the Company with these proxy materials. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

Proxy - Nicolet Bankshares, Inc.

This proxy is solicited by the Board of Directors of Nicolet Bankshares, Inc. for the Annual Meeting of Shareholders to be held on Tuesday, May 17, 2005, at 5:00 p.m.

The undersigned hereby appoints Robert B. Atwell, Michael E. Daniels and Jacqui A. Engebos, or any of them, as Proxies each with the power to appoint his or her substitute, and hereby authorizes them or any of them to represent and to vote, as designated below, all of the common stock of Nicolet Bankshares, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Shareholders to be held at the Meyer Theater, 117 South Washington Street, Green Bay, Wisconsin, and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying Notice of Annual Meeting and Proxy Statement.

When this proxy is properly executed and not revoked, the shares it represents will be voted at the Annual Meeting in accordance with choices specified below and in the discretion of the proxy holders on all other matters properly coming before the Annual Meeting. If no choice is specified, this proxy will be voted FOR the nominees listed in Proposal 1. The Board of Directors recommends a vote FOR Proposal 1.

(Be sure to Complete Reverse Side)

PLEASE RETURN PROXY AS SOON AS POSSIBLE

Annual Meeting Proxy Card

A Election of Directors

1: The Board of Directors recommends a vote FOR the listed nominees:

	For	Withhold		For	Withhold		For	Withhold
Robert B. Atwell	☐	☐	James M. Halron	☐	☐	Wade T. Micoley	☐	☐
Michael E. Daniels	☐	☐	Philip J. Hendrickson	☐	☐	Ronald C. Miller	☐	☐
Wendell E. Ellsworth	☐	☐	Andrew F. Hetzel, Jr.	☐	☐	Sandra A. Renard	☐	☐
Deanna L. Favre	☐	☐	Donald J. Long, Jr.	☐	☐	Robert J. Weyers	☐	☐
Michael F. Felhofer	☐	☐	Susan L. Merkatoris	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named above to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

☐ I WILL ATTEND THE MEETING.    ☐ I WILL NOT ATTEND THE MEETING.

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
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